Exhibit 99.2

 ON A MISSION TO DEVELOP TREATMENTS THAT RESTORE COGNITIVE FUNCTIONCORPORATE PRESENTATION APRIL 2021

 Safe harbor statement  2  © 2021 Cyclerion Therapeutics, Inc  This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements about the anticipated timing of release of topline results of our clinical trials; the progression of our discovery programs into clinical development; and the business and operations of the Company. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements.Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that any results of operations and financial condition of the Company reported are preliminary and subject to final audit and the risks listed under the heading “Risk Factors” and elsewhere in our 2020 Form 10-K filed on February 25, 2021, and our subsequent SEC filings. Investors are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements (except as otherwise noted) speak only as of the date of this report, and the Company undertakes no obligation to update these forward-looking statements, except as required by law.

 On a mission to develop treatments that restore cognitive function    Tapping into a fundamental CNS signaling pathway with CY6463, a first-in-class, CNS- penetrant sGC stimulator  Executing biomarker-guided development strategy in well- defined populations with cognitive impairment  Tackling the enormous burden and breadth of cognitive impairment through an innovative portfolio of indications and molecules          2  © 2021 Cyclerion Therapeutics, Inc

Contents



- NO-sGC-cGMP is a fundamental CNS signaling network
- CY6463 translational pharmacology study results
- Pipeline centered around improving cognitive function
- Potential for patient impact: our priority indications
- Next-generation sGC stimulator program
- Executing on our priorities

© 2021 Cyclerion Therapeutics, Inc

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 NO-sGC-cGMP IS A FUNDAMENTAL CNS SIGNALING PATHWAY

 6  © 2021 Cyclerion Therapeutics, Inc          CY6463 amplifies the fundamental NO-sGC-cGMP signaling pathway  CY6463First-in-class BBB-permeable, positive allosteric modulator of sGCAmplifies endogenous NO-sGC-CGMP signaling to address central aspects of disease pathophysiologyPreclinical data and extensive academic work validate the crucial role of the NO- sGC-cGMP pathway in brain physiology  Synaptic plasticity  Neuro- inflammation  Bioenergetics  Vascular function  PKG, PDE, ion channels  Downstream targets (e.g., CREB, BDNF)                Important role in learning and memory

 7  © 2021 Cyclerion Therapeutics, Inc      CY6463 improves endpoints relevant to cognition      Aged Control    Aged CY6463      R6/2R6/2 + CY6463 7 nM R6/2 + CY6463 46 nM  WT    Morphological plasticityYoung Control    In-vivo learning and memory    Ex-vivo LTP      Young rat/Vehicle Aged rat/Vehicle Aged rat/CY6463        Young rat/Vehicle Aged rat/Vehicle Aged rat/CY6463  10  30  50  70    1.0  1.5  2.0  2.5                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          Time (min)  Normalized fEPSP amplitude  CY6463 vs WT, p = 0.9811 CY6463 vs R6/2, p = 0.0017  10  30  50  70    1.0  1.5  2.0  2.5                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          Time (min)  Normalized fEPSP amplitude  CY6463 vs WT, p = 0.0389 CY6463 vs R6/2, p = 0.265  *p<0.05 vs. the aged control group

 8  © 2021 Cyclerion Therapeutics, Inc      CY6463 amplifies a fundamental CNS signaling pathway  NO-sGC-cGMP pathway plays a critical role in brain functionsGC stimulation with CY6463 amplifies NO-sGC- cGMP signalingMorphological, ex vivo and in vivo data demonstrate important role of sGC in synaptic plasticity, learning and memory, and 6463’s ability to restore deficits in these endpoints

 CY6463 TRANSLATIONAL PHARMACOLOGY STUDY RESULTS

CY6463 showed rapid and persistent improvements in multiple independent biomarkers associated with cognitive impairment

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In a 15-day study in 24 healthy elderly subjects CY6463 demonstrated:

- increased alpha and gamma power
- improved N200 latency
- faster saccadic eye movement (SEM) reaction time
- reduction in neuroinflammatory biomarkers

- Rapid onset (<15 days)
- Effect increased with age
- Biomarkers linked to AD and aging

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 Phase 1b translational pharmacology study designed to evaluate CNS activity  *due to COVID restrictions, 12 subjects completed only period 1  Healthy elderly population (≥65 years)  Objectives          washout  11  © 2021 Cyclerion Therapeutics, Inc  CY6463 QD  CY6463 QD  Placebo  Placebo  15 days  15 days  24 subjects completed period 1  12 subjects completed both periods*  Safety and tolerabilityPharmacokinetics  Target engagementCNS activity

 12  © 2021 Cyclerion Therapeutics, Inc      CY6463 showed rapid improvement in biomarkers of cognition          Faster saccadic eye movement reaction time    Alpha power: CY6463 vs. placebo  Day 15  Improvement    Age (years)  Untreated              CY6463treated  Time (ms)  Time (sec)  p=0.0216  Placebo  CY6463  p=0.0216      Improvement  0.02  0.00   -0.02  -0.04        TNFR2  MMP3  PARC (CCL18)  MCP1  PAI1  TIMP1  C3  A2M                                                                                                    -30 -20 -10 0 10 20 30LS % Mean Difference with 95% CI  CSF Biomarkers    Reduced neuroinflammatory biomarkersLS % Mean Difference from Placebo at Day 15  In a 15-day study in 24 healthy elderly subjects, CY6463 demonstrated:Increased alpha and gamma power Improved N200 latency

 PIPELINE CENTERED AROUND IMPROVING COGNITIVE FUNCTION

CY6463 data point to potential in cognition

Preclinical CNS pharmacology		Clinical CNS pharmacology*
Neuronal function		Increased posterior alpha and gamma power
Neuro-inflammation	+	Improved N200 latency
Bioenergetics		Faster saccadic eye movement (SEM) and reaction time
Vascular function		Reduced neuroinflammatory biomarkers in CSF

=


Potential to improve cognitive function

*In a 15-day study in 24 healthy elderly subjects

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Cognitive impairment is a debilitating facet of many CNS diseases

Neurodegenerative		Neuropsychiatric	
~2M	ADv *ongoing*	~21M	CIAS *ongoing*
~35M	Alzheimer's Disease	~150M	Major Depressive Disorder
~13M	Lewy Body Dementia	~27M	Bipolar Disorder
~5M	Parkinson's Dementia	~10M	Autism

Mitochondrial		Event-related	
Orphan	MELAS *ongoing*	~21M (US)	Traumatic brain injury
Orphan	Leigh Syndrome	~12M	Stroke
Orphan	Kearns-Sayre Syndrome	~5M (US)	Cancer/chemotherapy-induced cognitive impairment

References on file.

Represents approximate prevalence of patients with cognitive impairment associated with other CNS diseases, worldwide in millions, except where noted as US prevalence

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Biomarker-guided development strategy in well-defined populations with cognitive impairment

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Improving Cognition

ADv — **Neurodegenerative**

CIAS — **Neuropsychiatric**

- Parallel studies in distinct populations
- Efficient, signal-seeking studies inform larger and longer studies
- Disease-relevant biomarkers accelerate and guide development
- Translation of insights across programs increases odds of success

Mitochondrial Disease — MELAS

Significant additional opportunities

ADv | *Alzheimer's Disease with vascular pathology (ADv)*
CIAS | *Cognitive Impairment Associated with Schizophrenia*
MELAS | *Mitochondrial Encephalomyopathy, Lactic Acidosis, and Stroke-like episodes*

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 POTENTIAL FOR PATIENT IMPACT: OUR PRIORITY INDICATIONS

           DISCOVERY  IND-ENABLING  PHASE 1*  PHASE 1b/2a  PHASE 2  CY6463  MELAS              ADv              CIAS              Multiple under assessment            CY3018  Multiple under assessment                    Advancing parallel, signal-seeking, exploratory studies in priority patient populations  18  © 2021 Cyclerion Therapeutics, Inc  *Two phase 1 studies were completed in healthy young and old (>65 years of age) volunteers confirming targeted CNS exposure and activity

Biomarker-guided development strategy: ADv


Vascular Dementia
ADv
Alzheimer's Disease

Growing patient population, devastating impact, limited treatments

Today	Tomorrow	Future
Exploratory Phase 2 Near-term impact on disease-specific biomarkers and cognition	**Larger, longer studies symptomatic trials focused on cognition** Initial approval expected on surrogate, symptomatic or functional endpoints	**Standard of care for patients with ADv** Potential for disease modification and expansion into broader AD

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ADv study expected to initiate in mid-2021

Objectives	Exploratory, signal-seeking study to evaluate safety, tolerability, and pharmacodynamic effects (EEG, MRI, neuroinflammatory biomarkers, cognition)
Study design	• Once-daily CY6463 vs. placebo • 12 weeks • 30 participants
Patient targeting	• Confirmed AD pathology (PET, CSF) • 2+ cardiovascular risk factors • Mild-moderate subcortical small-vessel disease on MRI • Mini mental state exam score (20-26)
Collaborations	• Partially funded by the Alzheimer's Association's Part the Cloud-Gates Partnership • Collaborating with Dr. Andrew Budson at Boston University on a study to examine the relationship between ERP/EEG and cognitive measures in dementias



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Biomarker-guided development strategy: MELAS

MELAS is a serious orphan disease, with significant CNS impact, no approved treatments

Today	Tomorrow	Future
Exploratory Phase 2 Near-term impact on disease-specific biomarkers	**Larger, longer symptomatic trials focused on cognition and stroke-like-episodes** Potential for accelerated approval with predictive biomarker	**Transformative therapy for patients with MELAS** Potential for expansion into additional mitochondrial diseases

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MELAS study underway; data expected late 2021

Objectives	Exploratory, signal-seeking study to evaluate safety, tolerability, and pharmacodynamic effects (MRI, biomarkers)
Study design	• 29-day open label • Once-daily CY6463 • Up to 20 adults (targeting 12 completers)
Patient targeting	• Genetically confirmed mitochondrial disease with neurological features of MELAS • Elevated plasma lactate (disease biomarker)
Sites and collaborations	• Study performed at centers of excellence for mitochondrial medicine: CHOP, MGH, Children's National Hospital, Columbia University, Johns Hopkins University • Preclinical collaboration with Dr. Marni Falk at CHOP to elucidate the role of sGC in mitochondrial disease models



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 Biomarker-guided development strategy: CIAS  Exploratory Phase 1b Safety + near-term impact on disease-relevant biomarkers  Larger, longer studies focused on biomarker- identified populations  Standard of care adjunctive therapy Improve cognitive impairment and functional outcomes  Today  Tomorrow  Future                CIAS is a debilitating and untreated facet of schizophrenia, with large and growing unmet need  23  © 2021 Cyclerion Therapeutics, Inc

CIAS study expected to initiate in 2H 2021

Objectives	Exploratory, signal-seeking study to evaluate safety, tolerability, and pharmacodynamic effects (qEEG, ERP, digital cognitive performance battery)
Study design	• 14-day in clinic, randomized, placebo-controlled, double-blinded • Once-daily CY6463 • Approximately 50 participants across sequential cohorts
Patient targeting	• Psychiatrically stable adults with schizophrenia • On stable antipsychotic regimen



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 NEXT GENERATION sGC STIMULATOR PROGRAM

 26  © 2021 Cyclerion Therapeutics, Inc              Rat Cyno                          0  2  4  6  CSF : Plasma Ratio  CY6463  Next generation sGC stimulator CY3018: selectively targeting the CNS    Greater relative CNS exposure    Greater relative CNS pharmacology    Greater CSF:plasma ratio for CY3018 translating into greater relative CNS pharmacologyCY3018 is progressing though IND-enabling developmentOngoing pharmacology studies to validate amenable CNS indications  CY3018  Data displayed as mean+ SEM, Relative pharmacology ratio: 1-hour post-dose with vehicle-subtraction          CY3018 CY6463      0.0  0.5  1.0  1.5  Relative Pharmacology% change (gamma : BP)

 EXECUTING ON OUR PRIORITIES

2021: executing on our priorities

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Clinical and pre-clinical	• ADv Ph2 study start mid-2021 • MELAS Ph2 study data by year end 2021 • CIAS Ph2b study start in 2H 2021 • Advancing CY3018, NextGen development candidate
Partnerships	• Explore CNS collaborations • Praliciguat out-license
Capabilities and capital	• Grow external CNS network and augment core team CNS expertise • Reduced monthly cash use to ~50% that of 2020 • Q1 2021 ending cash balance of ~$45M*



* Preliminary, unaudited unrestricted cash, cash equivalents and restricted cash balance as of March 31, 2021

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 29  © 2021 Cyclerion Therapeutics, Inc      On a mission to develop treatments that restore cognitive function    Tapping into a fundamental CNS signaling pathway with CY6463, a first-in-class, CNS- penetrant sGC stimulator  Executing biomarker-guided development strategy in well- defined populations with cognitive impairment  Tackling the enormous burden and breadth of cognitive impairment through an innovative portfolio of indications and molecules

     APPENDICES  Preclinical, Phase 1 andtranslational pharmacology studies, references

 PRECLINICAL DATA

CY6463 demonstrated beneficial effects in preclinical studies across multiple domains associated with cognitive disease

IMPROVED

Neuronal Function

Enhanced memory & spine density in aged animals; increased LTP in neurodegenerative models; affected qEEG spectra

REDUCED

Neuro-inflammation

Decreased markers of LPS-induced neuroinflammation (ICAM1, VCAM1, IL6) *in vitro*

ENHANCED

Cellular Bioenergetics

Increased ATP and restored gene expression in cells from patients with mitochondrial diseases

IMPROVED

Cerebral Blood Flow

Increased blood flow in areas associated with memory and arousal by fMRI BOLD imaging









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 CY6463 improved neuronal functionRestored hippocampal long-term potentiation to wild-type levels in a mouse neurodegenerative model    10  30  50  70    1.0  5  2.0  2.5                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          Time (min)  Normalized fEPSPAmplitude 1.  Wild type  Disease  Disease + CY6463 (46 nM)  *    Normalized fEPSP Amplitude    Time (min)    10    30    50    70    1.0    5    2.0    2.5    ImproveNeuronal Function  Reduce Neuroinflammation    EnhanceCellular Bioenergetics  ImproveCerebral Blood Flow        Hippocampal slices from symptomatic Huntington’s Disease (R6/2) mice incubated with CY6463 for 25-30 minutes before LTP inductionExtracellular field potentials recordings performed using Multi- Electrode Array; **p<0.01 vs. Disease  By acting directly on the neurons,CY6463 could restore impaired neurotransmission          33  © 2021 Cyclerion Therapeutics, Inc

 CY6463 increased qEEG gamma powerNo effect seen with PDE9 inhibitor  Healthy awake rats were treated with clinically relevant doses of CY6463 (3 mg/kg) or PDE9 inhibitor (10 mg/kg) Graph displays 1-2h post-dose, mean ± SEM    ImproveNeuronal Function  Reduce Neuroinflammation    EnhanceCellular Bioenergetics  ImproveCerebral Blood Flow        CY6463 isdifferentiated from PDE9 inhibitor, which showed no effect on gamma power                  Vehicle  PDE9i  CY6463  CY6463 +PDE9i    0  5  10  15            GammaPower      Gamma Power    Vehicle    PDE9i    CY6463    CY6463+ PDE9i  34  © 2021 Cyclerion Therapeutics, Inc

CY6463 and donepezil act independently to enhance qEEG signal

Combination elicited additive increase in gamma band power in healthy rats

Improve Neuronal Function | Reduce Neuroinflammation | Enhance Cellular Bioenergetics | Improve Cerebral Blood Flow



Gamma Power
2.5
2.0
1.5
1.0
0.5
0.0
*
*
#
Vehicle
Donepezil
CY6463
CY6463 + Donepezil

CY6463 may offer opportunity to enhance attention and cognitive performance alone and on top of standard of care

*$p<0.05$ vs Veh

# $p<0.05$ CY6463 vs CY6463 +Donepezil

Healthy rats orally administered CY6463 (10mg/kg), Donepezil (1mg/kg), or a combination. Graph displays 1-2h post-dose, mean ± SEM

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CY6463 improved learning and memory in aged rats

Increased rate of learning in aged rats treated with CY6463 in Morris Water Maze

Improve Neuronal Function

Reduce Neuroinflammation

Enhance Cellular Bioenergetics

Improve Cerebral Blood Flow



Young rat/Vehicle
Aged rat/Vehicle
Aged rat/CY6463
start
end



Thigmotaxis
Young rat/Vehicle
Aged rat/Vehicle
Aged rat/CY6463
Thigmotaxis (%)
60
40
20
0
1
2
3
4
5
6
7
8
Days

*p<0.05 vs. Aged vehicle-treated

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CY6463 improved cognitive function in pharmacologically impaired rats

Improve Neuronal Function | Reduce Neuroinflammation | Enhance Cellular Bioenergetics | Improve Cerebral Blood Flow



Rat Novel Object Recognition
CY6463 (oral) + MK-801
1mg/kg
0.1mg/kg
0.01mg/kg
Galantamine + MK-801
VEH + MK-801
VEH-SAL
*
*
*
*
0
20
40
60
80
Recognition Index
(% of time exploring novel object)

CY6463 acts downstream of NMDA receptor to reverse deficit induced by NMDA antagonist (MK-801)

*p<0.05 vs. VEH + MK-801 rats

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CY6463 improved neuronal function

Enhanced hippocampal spine density in aged animals treated with CY6463

Improve Neuronal Function | Reduce Neuroinflammation | Enhance Cellular Bioenergetics | Improve Cerebral Blood Flow



Young Control
Aged Control
Aged CY6463



Mushroom spine density
Spines/10 µm of dendrite
8
6
4
2
0
*
*
Control
Control
CY6463
Young
Aged

Restoration of spine density has potential to provide neuroprotective effects and improve synaptic function in neurodegenerative diseases

**p<0.05 vs. Aged*

3-month old (young) or 16-month old (aged) healthy mice at study initiation
Aged mice treated for 4 months with 1 mg/kg CY6463

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CY6463 reduced neuroinflammation

Inhibited in vitro LPS-induction of biomarkers of neuroinflammation

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Improve Neuronal Function

Reduce Neuroinflammation

Enhance Cellular Bioenergetics

Improve Cerebral Blood Flow

Neuroinflammation in rat brain 3D microtissues



IL-6 (pg/mL)
40
30
20
10
1.0
*
Control
Control
CY6463
LPS + DETA

Neuroinflammation in mouse microglial cells



IL-6 (ng/mL)
300
250
200
150
100
50
0
*
Control
Control
CY6463
LPS + DETA

*p<0.05 vs. control LPS-treated wells

CY6463 (10 µM) and DETA (30 µM) were incubated with SIM-A9 cells or rat brain 3D microtissues for 30 minutes before LPS (100 ng/ml) incubation and further incubated for 18-20h at 37ºC before IL-6 quantification in the media

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             Vehicle  Healthy  CY6463 (10uM)              0.0  0.2  Normalized gene expression 0.4  0.6  0.8  *  *  TFAM  CY6463 enhanced cellular bioenergeticsIncreased ATP and restored decreased gene expression in cells from patients with mitochondrial diseases  *p<0.05 vs. vehicle-treated wellsGM13740 Leigh Syndrome patient cells obtained from the Coriell Institute were treated for 24h before ATP quantificationTFAM: mitochondrial transcriptional factor A, a key activator of mitochondrial transcription as well as a participant in mitochondrial genome replication.      ImproveNeuronal Function  Reduce Neuroinflammation    EnhanceCellular Bioenergetics  ImproveCerebral Blood Flow                        Vehicle  AMPKactivator  FCCP (10M)  CY6463 (0.1M)    0  100  200  300              ATP(pmole/ug protein)  *  *          TFAM  Mitochondrial disease patient cells    *    *    *    *  40  © 2021 Cyclerion Therapeutics, Inc

CY6463 improved cerebral blood flow

Increased blood flow in areas associated with memory and arousal by fMRI BOLD imaging

Improve Neuronal Function	Reduce Neuroinflammation	Enhance Cellular Bioenergetics	**Improve Cerebral Blood Flow**

Peripherally restricted sGC stimulator


entorhinal/perirhinal ctx
amygdala
ventral subiculum

CNS-penetrant sGC stimulator CY6463


Cortical transition areas
Thalamus
Ventral hippocampus
Reticular activating system

Healthy awake male rats treated with 0.3 mg/kg iv; image quantification 20-30 minutes post-dose

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 PHASE 1 STUDY RESULTS

CY6463 phase 1 showed CNS exposure, target engagement, PK, and safety

PHASE 1 (completed Jan. 2020)
✓ **Study design** Three stages: SAD | MAD | Food Interaction
✓ 110 healthy young
✓ Age range 18-63
✓ Standard safety
✓ PK (blood & CSF)
✓ Wide dose range tested

Results
✓ Identified safe and well-tolerated dose levels with steady-state CNS exposure in therapeutic target range*
✓ Linear, predictable PK, consistent with QD dosing
✓ CNS exposure confirmed
✓ Evidence of target engagement (blood pressure)
✓ Well tolerated at all dose levels, no safety signals
✓ May be taken with or without food


Goals Achieved

*Based on positive CNS pharmacology in multiple preclinical models

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 TRANSLATIONAL PHARMACOLOGY STUDY RESULTS

CY6463 showed rapid and persistent improvements in multiple independent biomarkers associated with cognitive impairment

In a 15-day study in 24 healthy elderly subjects CY6463 demonstrated:

- increased alpha and gamma power
- improved N200 latency
- faster saccadic eye movement (SEM) reaction time
- reduction in neuroinflammatory biomarkers

• Rapid onset (<15 days)
• Effect increased with age
• Biomarkers linked to AD and aging

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Biomarker overview: qEEG frequency bands and their clinical implications

Associated with:

- Cognitive decline in aging and AD
- Genetic risk factors for AD (ApoE4)
- AD pathological protein levels (Aβ, tau)
- Improvement with approved AD treatments

Band	Frequency Hz	associated with
Delta	0-4	Deep sleep
Theta	4-8	Waking/falling asleep, some with cognition
Alpha	8-14	Passive wakefulness Attention and cognitive processing
Beta	14-30	Alert, concentration
Gamma	30-80	Higher cognitive function

Resting-state qEEG:

- subjects sit facing a featureless wall without moving
- recorded with eyes open and closed for 5 minutes each

qEEG is quantitative electroencephalography, an objective method that measures electrical activity and brain wave patterns

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 CY6463 improved qEEG measures: significant increase in alpha power  qEEG is quantitative electroencephalography, an objective method that measures electrical activity and brain wave patterns      CY6463 vs. baseline  Significant increase in EEG alpha power  No effect of placebo  Placebo vs. baseline  CY6463 vs. placebo  change (%) in alpha power on day 15      47  © 2021 Cyclerion Therapeutics, Inc

 CY6463’s consistent alpha power effects across repeat sessions indicate stable and robust signal  Footer  CY6463 relative to placebo  DAY 1baseline    DAY 15change from baseline          CY6463        Placebo          Pre- Pre-dose 1 dose 2    Pre-dose 2 hr 3 hr 6 hr last dose post-dose post-dose post-dose  Magnitude of improvement equivalent to decline seen after 2 years of aging  48  © 2021 Cyclerion Therapeutics, Inc

CY6463 increased alpha power with high responder rate (>70%)

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Increase in alpha power
Day 15 change from baseline in mean closed-eye alpha (8-12 Hz) Power



p = 0.0197
60
30
0
-30
%
Placebo
CY6463
Posterior

Consistent individual treatment responses
Posterior Closed-Eye Alpha (8-12 Hz) Power



15
10
5
0
Power (dB)
BL
D15
BL
D15
Placebo
CY6463

- 17% treatment effect over placebo
- Similar increase in anterior alpha power observed (p=0.0752)
- 13/18 participants increase with CY6463, vs 5/18 with placebo[1]
- Overall effect not driven by outliers

1. Includes all subjects. For CY6463 and pbo each: n=12 for period 1, n=6 for period 2

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 CY6463 treatment associated with trend improvement in gamma power    Change in Closed-Eye Gamma (25-45 Hz) Power  Placebo CY6463Anterior (p = 0.081)  Placebo CY6463Posterior (p = 0.1163)    200150100500 -50-100    Change from baseline (%)      50  © 2021 Cyclerion Therapeutics, Inc

Biomarker overview: event-related potential (ERP)

Trial: 500 tones
80% standard, 20% deviant


Deviant
Standard

ERP oddball paradigm

Subjects wear EEG cap and headphones, hear tones with instruction to press a button upon deviant tones


N200
10
5
0
-5
-10
Amplitude (µV)
-250
0
250
500
750
Time (ms)
Deviant
Standard

N200

- Stable component of ERP waveform
- Stimulus identification and distinction
- Affected in aging, neurodegenerative and neuropsychiatric diseases with cognitive impairment, and other CNS diseases

Parameters

- **Latency:** time after the stimulus to peak signal
- **Amplitude:** size of peak signal

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CY6463 improved N200 latency and effect increased with age



Effect of age on N200 latency
Day 15
Untreated
CY6463 treated
Improvement
265.5
264.0
262.5
261.0
Time (ms)
66
70
74
78
Age (years)

Overall decrease in N200 latency for CY6463 treated vs untreated on day 15 (p<0.02)

Effect more pronounced in older subjects

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CY6463 improved N200 latency, driven by response in older subjects


Greater decrease in ≥70y vs <70y
Day 15 change from baseline
p=0.016
Time (ms)
3.0
1.5
0.0
1.5
65 to 69y
n=10
≥70 y
n=14

Latency response was greater in subjects ≥70y vs 65-69y (p=0.016)

Narrowing of variance in ≥ 70y supports a drug effect

In ≥ 70y, magnitude of improvement after 2 weeks of treatment with CY6463 represents ~10y age-related change in N200 latency

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Biomarker overview: saccadic eye movement as an objective measure of attention and cognition



Peak Velocity
Amplitude
Latency
T=0ms
Duration
Eye Position
Eye Velocity

- Short, fast, simultaneous tracking of both eyes in the same direction
- Brain areas involved include the frontal cortex, superior colliculus, substantia nigra, and amygdala
- Considered to be reflective of attention / arousal and influenced by motivation, time on task, and task difficulty
- Sensitive to sedation, fatigue, and CNS depressants and cognitive enhancers, and is affected by aging

https://www.liverpool.ac.uk/~pcknox/teaching/Eymovs/params.htm

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     CY6463 improved saccadic eye movement, an objective functional measure      Decrease in saccadic reaction time Increase in saccadic peak velocity    Shorter saccadic reaction times and faster saccadic velocities indicate that CY6463 is improving CNS functional performance – motor output – in addition to CNS neurophysiologyCognitive enhancers (e.g., modafinil) also positively impact saccadic eye movements        Time (sec)  p=0.0216    Placebo CY6463 Placebo CY6463  p=0.0216  p=0.07    Improvement    Velocity (deg/sec)  55  © 2021 Cyclerion Therapeutics, Inc  Improvement  Mean change from baseline on day 15 post-dose  0.02  0.00   -0.02  -0.04  150  100  50  0

       PAI1MCP1 PARC (CCL18)MMP3 TNFR2  TIMP1  C3  A2M                                                                                                    LS % Mean Difference from Placebo at Day 15  LS % Mean Difference with 95% CI  CSF Biomarkers  CY6463 improved neuroinflammatory biomarkers                              A2M and C3 are associated with pathological aging and Alzheimer’s Disease    -30 -20 -10 0 10 20 30LS % Mean Difference from placebo at Day 15 (95% CI)  Alpha-2-macroglobulin (A2M) levels predict cognitive decline and development of AD; may lead to tau hyperphosphorylation    Complement C3 (C3) colocalizes with Aβ plaques and tau tangles; involved in synaptic remodeling and degeneration      56  © 2021 Cyclerion Therapeutics, Inc

 RELEVANT REFERENCE PUBLICATIONS

Relevant reference publications (1 of 2)

cyclerion

NO-sGC-cGMP signaling in the CNS

- Garthwaite, John. “Nitric oxide as a multimodal brain transmitter.” Brain and neuroscience advances vol. 2 2398212818810683. 4 Dec. 2018
- Kleppisch T, Feil R. cGMP signaling in the mammalian brain: role in synaptic plasticity and behaviour. Handb Exp Pharmacol. 2009;(191):549-79
- Ben Aissa M, Lee SH, Bennett BM, Thatcher GR. Targeting NO/cGMP Signaling in the CNS for Neurodegeneration and Alzheimer's Disease. Curr Med Chem. 2016;23(24):2770-2788
- Hollas MA, Ben Aissa M, Lee SH, Gordon-Blake JM, Thatcher GRJ. Pharmacological manipulation of cGMP and NO/cGMP in CNS drug discovery. Nitric Oxide. 2019 Jan 1;82:59-74

qEEG spectral frequency analysis

- Ishii et al. Healthy and Pathological Brain Aging: From the Perspective of Oscillations, Functional Connectivity, and Signal Complexity. Neuropsychobiology, 2018
- Babiloni, et al. Resting-state posterior alpha rhythms are abnormal in subjective memory complaint seniors with preclinical Alzheimer's neuropathology and high education level: the INSIGHT-preAD study. Neurobiol Aging. 2020;90:43-59

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Relevant reference publications (2 of 2)

Event-related potential (ERP): MMN, N200 and P300

- Bennys K, Portet F, Touchon J. Diagnostic value of event-related evoked potentials N200 and P300 subcomponents in early diagnosis of Alzheimer's disease and mild cognitive impairment. J Clin Neurophysiol 2007;24:405-12
- Fruehwirt et al. Associations of event-related brain potentials and Alzheimer's disease severity: A longitudinal study. Progress in Neuropsychopharmacology and Biological Psychiatry 92 (2019) 31-38

Saccadic eye movement (SEM)

- Wilcockson et al. Abnormalities of saccadic eye movements in dementia due to Alzheimer's disease and mild cognitive impairment. Aging 2019, Vol.11, No.15
- James A. Sharpe & David H. Zackon (1987) Senescent Saccades: Effects of Aging on Their Accuracy, Latency and Velocity, Acta Oto-Laryngologica, 104:5-6, 422-428

ADv

- Cortes-Canteli M, Iadecola C. Alzheimer's Disease and Vascular Aging: JACC Focus Seminar. J Am Coll Cardiol. 2020;75(8):942-951

MELAS

- El-Hattab AW, Adesina AM, Jones J, Scaglia F. MELAS syndrome: Clinical manifestations, pathogenesis, and treatment options. Mol Genet Metab. 2015;116(1-2):4-12

CIAS

- Keefe RS, Harvey PD. Cognitive impairment in schizophrenia. Handb Exp Pharmacol. 2012;(213):11-37

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